Independent Auditors' Consent

To the Shareholders and Board of Trustees of
Smith Barney Investment Trust:
We consent to the incorporation by reference, with respect to the Funds listed below for the Smith Barney Investment Trust and Master Investment Portfolio in this Prospectus and Statement of Additional Information, of our report dated February 11, 2000, on the statement of assets and liabilities, and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods described below. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.
We also consent to the references to our firm under the headings
"Financial Highlights" in the Prospectus and "Auditors" in the
Statement of Additional Information
Fund
Smith Barney Investment Trust
Smith Barney S & P 500 Index Fund	  	Statement of Assets
and Liabilities	As of December 31,
1999
Statement of Operations  	One month
ended
December
31, 1999
and for
the year
ended
November
30, 1999
Statements of Changes in Net Assets
	One
month
ended
December
31, 1999,
for the
year
ended
November
30, 1999,
and for
the
period
from
January
5, 1998
(commence
ment of
operation
s)
to November 30,
1998.
Financial Highlights	One
month
ended
December
31,
1999,
for the
year
ended
November
30,
1999,
and for
the
period
from
January
5, 1998
(commenc
ement of
operatio
ns) to
November
30, 1998

Smith Barney EAFE Index Fund	Statement of Assets and Liabilities	As of
December 31, 1999
Statement of Operations	For the period from
October 18, 1999
(commenc
ement of
operatio
ns) to
December
31, 1999
Statements of Changes in Net Assets	For the
period from October
18, 1999
(commenc
ement of
operatio
ns) to
December
31, 1999
Financial Highlights	For the period from
October 18, 1999
(commenc
ement of
operatio
ns) to
December
31, 1999

Smith Barney U.S. 5000 Index Fund	Statement of Assets and Liabilites 	As of
December 31, 1999
Statement of Operations	For the period from
October 18, 1999

(commenc
ement of
operatio
ns) to
December
31, 1999
Statements of Changes in Net Assets	For the
period from October
18, 1999
(commenc
ement of
operatio
ns) to
December
31, 1999
Financial Highlights	For the period from
October 18, 1999
(commenceme
nt of
operations)
to December
31, 1999

Master Investment Portfolio
International Index Master Portfolio		           Statement
of Assets and Liabilities	As of December 31, 1999
Statement of Operations	For the
period from
October 18,
1999
(commenceme
nt of
operations)
to December
31, 1999
Statements of Changes in Net
Assets
	Fo
r the
period
from
October
18, 1999
(commenc
ement of
operatio
ns)  to
December
31, 1999

S & P 500 Index Master Portfolio	Statement of Assets and
Liabilities	As of December 31,
1999
	Statement of Operations	For the
ten-
month
period
ended
			December
31, 1999
and for
the year
ended
February
28, 1999
	Statements of Changes in Net
Assets
	Fo
r the
ten-
month
period
ended
			December
31, 1999
and for
each of
the
years in
the two-
year
period
ended
February
28, 1999

Extended Index Master Portfolio	Statement of Assets and Liabilites
	As of December 31, 1999
	Statement of Operations	For the
period
from
March 1,
1999
(commenc
ement of
operatio
ns) to
December
31, 1999
	Statements of Changes of Net
Assets
	Fo
r the
period
from
March 1,
1999
(commenc
ement of
operatio
ns) to
December
31, 1999

U.S. Equity Master Portfolio	Statement of Assets and Liabilites
	As of December 31, 1999
	Statement of Operations	For the
period
from
March 1,
1999
(commenc
ement of
operatio
ns) to
December
31, 1999
	Statements of Changes Net Assets
	Fo
r the
period
from
March 1,
1999
(commenc
ement of
operatio
ns) to
December
31, 1999





KPMG LLP
New York, New York
April 19, 2000